UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2018

SPERO THERAPEUTICS, INC.

(Exact Name of registrant as specified in its charter)

Delaware	001-38266	46-4590683
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

675 Massachusetts Avenue, 14th Floor

Cambridge, Massachusetts 02139

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (857) 242-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 7.01.	Regulation FD Disclosure.

On November 13, 2018, Spero Therapeutics, Inc. (the “Company”) updated its investor presentation (the “Investor Presentation”), which the Company expects to use in connection with general corporate presentations and will be made available on the Company’s website or distributed by the Company in hardcopy or electronic form.

A copy of the Investor Presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”). The Investor Presentation is current as of November 13, 2018, and the Company disclaims any obligation to update the Investor Presentation after such date.

In accordance with General Instruction B.2 on Form 8-K, except as set forth under Item 8.01 below, the information set forth in this Item 7.01 and the Investor Presentation is “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended.

Item 8.01.	Other Events.

The following portion of the Investor Presentation is filed with this Current Report: the information on page 28 of the Investor Presentation regarding the Company’s anticipated timing of the availability of data from the Company’s planned pivotal Phase 3 clinical trial of SPR994 and the Company’s planned Phase 1 clinical trials of SPR206 and SPR720.

Forward-looking Statements

This report, including the exhibits hereto, contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things, development plans, regulatory activities, anticipated milestones, including the anticipated timing of the availability of data from the Company’s planned clinical trials in SPR994, SPR206 and SPR720, product candidate benefits, competitive position, business strategies, objectives of management, potential growth opportunities, potential market size, possible or assumed future results of operations, projected costs and use of proceeds. In some cases, forward-looking statements can be identified by terms such as “may,” “will,” “should,” “expect,” “plan,” “aim,” “anticipate,” “could,” “intent,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. All statements other than statements of historical facts contained in this report, including the exhibits hereto, are forward-looking statements. The Company may not actually achieve the plans, intentions or expectations disclosed in these forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements as a result of various factors, including: uncertainties inherent in the initiation and completion of preclinical studies and clinical trials and clinical development of the Company’s product candidates, including adverse results in the Company’s clinical development processes; whether results from one clinical trial will be predictive of the results of future trials and whether preliminary data from the Company’s clinical trials will be predictive of final results from such trials; decisions made by the U.S. Food and Drug Administration and other regulatory authorities with respect to the development and commercialization of the Company’s products; availability of funding sufficient for the Company’s foreseeable and unforeseeable operating expenses and capital expenditure requirements; the Company’s ability to obtain, maintain and enforce intellectual property and other proprietary rights for its product candidates; the Company’s ability to implement its strategic plans; and other factors discussed in the “Risk Factors” section of the Company’s periodic reports filed with the Securities and Exchange Commission, and risks described in other filings the Company may make with the Securities and Exchange Commission in the future. The forward-looking statements included in this report, including the exhibits hereto, represent the Company’s views as of the date of this report. The Company anticipates that subsequent events and developments will cause its views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this report.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1	Investor Presentation of Spero Therapeutics, Inc. dated November 13, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPERO THERAPEUTICS, INC.

Date: November 13, 2018	By:	/s/ Joel Sendek
Joel Sendek
Chief Financial Officer and Treasurer